Net Income (Loss) Per Common Share	6 Months Ended
Jun. 30, 2011
Net Income (Loss) Per Common Share
Net Income (Loss) Per Common Share

Note 3. Net Income (Loss) Per Common Share

Basic earnings per share ("EPS") and diluted EPS are the same for the three and six-month periods ended June 30, 2010 since we were in a loss position in those periods. Following is a reconciliation of basic EPS and diluted EPS for the three and six-month periods ended June 30, 2011 (in thousands, except per share amounts):

	Three Months Ended June 30, 2011			Six Months Ended June 30, 2011
	Net Income Allocable to Common Share- holders	Shares	Per Share Amount	Net Income Allocable to Common Share- holders	Shares	Per Share Amount
Basic EPS	$247,534	18,689,480	$0.01	$65,888	18,584,537	$0.00
Dilutive effect of stock options, restricted stock units ("RSUs") and warrants	—	296,941	—	—	298,083	0.00
Series D, E and F convertible preferred stock	—	6,910,528	—	—	6,910,528	—
Series G convertible preferred stock	26,034	10,397,223	—	—	—	—

Diluted EPS	$273,568	36,294,172	$0.01	$65,888	25,793,148	$0.00

Schedule of anti-dilutive securities excluded from computation of diluted EPS
Stock options and warrants		3,689,032			3,689,032
Series G convertible preferred stock		—			9,244,877
Series G payment-in-kind dividends		—			1,152,346

		3,689,032			14,086,255

The following common stock equivalents are excluded from the diluted loss per share calculations for the 2010 periods, as their effect would have been antidilutive:

Three and Six Months Ended June 30, 2010
Stock options, RSUs and warrants	4,934,731
Series D convertible preferred stock	2,086,957
Series E convertible preferred stock	3,308,392
Series F convertible preferred stock	831,400
Series G convertible preferred stock	9,244,877
Series E payment-in-kind dividends	550,516
Series F payment-in-kind dividends	133,263
Series G payment-in-kind dividends	380,950

Total	21,471,086